UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

GigCapital7 Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42262	98-1790710
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200 Palo Alto, CA	94303
(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On August 28, 2024, the registration statement on Form S-1 (File No. 333-280015), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of GigCapital7 Corp., a Cayman Island exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

On August 30, 2024, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each an “Ordinary Share”), and one redeemable warrant of the Company (a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters a 45-day option to purchase up to 3,000,000 additional public Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated August 28, 2024, by and between the Company and Craft Capital Management, LLC (“Craft”), acting as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Warrant Agreement, dated August 28, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

An Insider Letter Agreement, dated August 28, 2024, by and between the Company and GigAcquitions7 Corp. (the “Sponsor”), each of its officers and directors, Craft, and EF Hutton, LLC (“EF Hutton”) a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Insider Letter Agreement”);

•

A Warrant Purchase Agreement, dated August 28, 2024, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference (the “Warrant Purchase Agreement”);

•

A Registration Rights Agreement, dated August 28, 2024, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated August 28, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•

An Administrative Services Agreement, dated August 28, 2024, by and between the Company and GigManagement, LLC, a Delaware limited liability company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated August 28, 2024, between the Company and Dr. Avi S. Katz, the Chief Executive Officer of the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated August 28, 2024, between the Company and Dr. Raluca Dinu, a director of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated August 30, 2024, between the Company and Raanan I. Horowitz, a director of the Company, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	An Indemnity Agreement, dated August 30, 2024, between the Company and Karen Rogge, a director of the Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated August 30, 2024, between the Company and Darius Moshfeghi, a director of the Company, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference; and

•

An Indemnity Agreement, dated August 30, 2024, between the Company and Adrian Zuckerman, a director of the Company, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•

An Indemnity Agreement, dated August 28, 2024, between the Company and Christine M. Marshall, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statement, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale and issuance of an aggregate of 2,826,087 Class B ordinary shares of the Company, par value of $0.0001 per share (the “Private Placement Shares”), to certain institutional investors (none of which are affiliated with any member of our management, our Sponsor or any other investor) at the price of $1.15 per share, generating gross proceeds to the Company of $3,250,000. Each such investor signed a subscription agreement with the Company, the materials terms of which are set forth in the Registration Statement and incorporated by reference herein.

Simultaneously with the closing of the IPO, the Company also completed the private sale and issuance to its Sponsor of 3,719,000 private warrants, each entitling the holder to purchase one Class A Ordinary Share (the “Private Placement Warrants”), pursuant to the Warrant Purchase Agreement. The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the IPO, except that the Private Warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, as described in the prospectus, so long as they are held by the Sponsor or any of their respective permitted transferees, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the Company’s initial business combination. If the Private Warrants are held by holders other than the Sponsor or any of its permitted transferees, then they will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants. The material terms of the Warrant Purchase Agreement are set forth in the Registration Statement and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on August 28, 2024, each of Dr. Avi S. Katz, Dr. Raluca Dinu and Christine Marshall entered into an indemnity agreement with the Company. When the election of Messrs. Raanan I. Horowitz, Adrian Zuckerman, Darius Moshfeghi and Ms. Karen Rogge as directors of the Company became effective on August 30, 2024, each of them entered into an indemnity agreement with the Company. On August 28, 2024, all directors, director nominees and officers of the Company along with the Sponsor entered into the Insider Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Insider Letter Agreement and indemnity agreements are attached as Exhibits 10.1 and 10.6 through 10.12 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 28, 2024, in connection with the IPO, the Company adopted its First Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”), effective the same day. The terms of the Amended and Restated Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the IPO, Messrs. Horowitz and Zuckerman and Ms. Rogge were appointed to the Audit Committee of the Company’s board of directors, with Ms. Rogge serving as chair of the Audit Committee; Messrs. Horowitz and Zuckerman and Ms. Rogge were appointed to the Compensation Committee of the Company’s board of directors, with Mr. Horowitz serving as chair of the Compensation Committee; and Messrs. Horowitz, Zuckerman, and Moshfeghi were appointed to the Nominating and Corporate Governance Committee of the Company’s board of directors, with Mr. Zuckerman serving as chair of the Nominating and Corporate Governance Committee.

A total of $200,000,000, consisting of a portion of the proceeds received by the Company for the sale of the Private Placement Shares and the entirety of the proceeds received by the Company after deduction for commissions from the IPO, were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 21 months from the closing of the IPO or such later date as may be approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Articles, and (iii) the redemption of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Articles to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 21 months from the closing of the IPO or with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity.

On August 29, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On August 30, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 28, 2024, by and between the Company and Craft Capital Management, LLC, as representative of the underwriters named therein

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated August 28, 2024, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Insider Letter Agreement, dated August 28, 2024, by and among the Company, each of its officers and directors and the Sponsor

10.2	Warrant Purchase Agreement, dated August 28, 2024, by and between the Company and the Sponsor

10.3	Registration Rights Agreement, dated August 28, 2024, by and among the Company, the Sponsor, consultant, and non-managing investors

10.4	Investment Management Trust Agreement, dated August 28, 2024, by and between the Company and Continental Stock Transfer & Trust Company

10.5	Administrative Services Agreement, dated August 28, 2024, by and among the Company and GigManagement, LLC

10.6	Indemnity Agreement, dated August 28, 2024, between the Company and Dr. Avi S. Katz

10.7	Indemnity Agreement, dated August 28, 2024, between the Company and Dr. Raluca Dinu

10.8	Indemnity Agreement, dated August 30, 2024, between the Company and Raanan I. Horowitz

10.9	Indemnity Agreement, dated August 30, 2024, between the Company and Karen Rogge

10.10	Indemnity Agreement, dated August 30, 2024, between the Company and Darius Moshfeghi

10.11	Indemnity Agreement, dated August 30, 2024, between the Company and Ambassador Adrian Zuckerman

10.12	Indemnity Agreement, dated August 28, 2024, between the Company and Christine M. Marshall

99.1	Press Release, dated August 29, 2024

99.2	Press Release, dated August 30, 2024

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL7 CORP.

Dated: September 3, 2024	By:	/s/ Dr. Avi S. Katz
Dr. Avi S. Katz
Chief Executive Officer